                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

WELLS REAL ESTATE INVESTMENT TRUST, INC.
Notice of Annual Meeting of Shareholders
To Be Held June 28, 2000


Dear Shareholder:

On Wednesday, June 28, 2000, Wells Real Estate Investment Trust, Inc. (Wells
REIT), a Maryland corporation, will hold its 2000 annual meeting of shareholders at The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097. The meeting will begin at 10:00 a.m. eastern daylight time.

We are holding this meeting to:

     1. Elect nine directors to hold office for one year terms expiring in 2001;

     2. Approve an amendment to our Articles of Incorporation to increase the number of authorized shares;

     3. Approve certain amendments to our Articles of Incorporation to bring them into conformity with industry practices;

     4. Approve an amendment to our Articles of Incorporation to clarify the board's ability to waive the share ownership limits;

     5. Approve an amendment to our Articles of Incorporation to correct the date upon which we must begin liquidation in the event listing does not occur;

     6.   Approve the 2000 Employee Stock Option Plan;

     7.   Approve the Independent Director Warrant Plan;

     8.   Approve the appointment of our independent auditors; and

     9.   Attend to other business properly presented at the meeting.

Your board of directors has selected April 15, 2000 as the record date for determining shareholders entitled to vote at the meeting.

This proxy statement, proxy card and our 1999 annual report to shareholders are being mailed on or about May ___, 2000.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Leo F. Wells, III
                              Chairman

Atlanta, Georgia
May ___, 2000

                                PROXY STATEMENT

                             DATED MAY ____, 2000

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS                                             1

CERTAIN INFORMATION ABOUT THE COMPANY'S MANAGEMENT                4

EXECUTIVE COMPENSATION                                            8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                    9

STOCK OWNERSHIP                                                  10

PROPOSALS YOU MAY VOTE ON                                        11

SHAREHOLDER PROPOSALS                                            21

OTHER MATTERS                                                    21

PROXY CARD                                                 APPENDIX

                             QUESTIONS AND ANSWERS

   We are providing you with this proxy statement, which contains information about the items to be voted upon at our annual shareholders meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

--------------------------------------------------------------------------------

Q: Why did you send me this proxy statement?

A: We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the annual shareholders meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (SEC) and which is designed to assist you in voting.

--------------------------------------------------------------------------------

Q: What is a proxy?

A: A proxy is a person who votes the shares of another person who could not attend a meeting. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card, you are giving us your permission to vote your shares at the annual meeting. The people who will vote your shares at the annual meeting are Leo F. Wells, III or Douglas P. Williams. They will vote your shares as you instruct, unless you return the proxy card and give no instructions. In this case, they will vote FOR all of the director nominees and FOR the other proposals to be voted upon. They will not vote your shares if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us as soon as possible if you do not plan on attending the meeting.

--------------------------------------------------------------------------------

Q: When is the annual meeting and where will it be held?

A: The annual meeting will be held on Wednesday, June 28, 2000, at 10:00 a.m. at The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097.

--------------------------------------------------------------------------------

Q: What may I vote on?

A: You may vote on the following proposals:

   (1)  The election of nominees to serve on the board of directors;
   (2) The approval of an amendment to our Articles of Incorporation to increase the number of authorized shares from 90,000,000 to 500,000,000;
   (3) The approval of certain amendments to our Articles of Incorporation to bring them into conformity with industry practices;
   (4) The approval of an amendment to our Articles of Incorporation to clarify the board's ability to waive the share ownership limits;
   (5) The approval of an amendment to our Articles of Incorporation to correct the date upon which we are required to begin liquidating and selling our assets in the event our shares are not yet listed;

   (6)  The approval of the 2000 Employee Stock Option Plan;
   (7)  The approval of the Independent Director Stock Option Plan; and
   (8) The approval of the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2000.

--------------------------------------------------------------------------------

Q: How does the board of directors recommend I vote on the proposals?

A: The board of directors recommends a vote FOR each of the nominees for election as director and for each of the other proposals.

--------------------------------------------------------------------------------

Q: Who is entitled to vote?

A: Anyone who owned our common stock at the close of business on April 15, 2000, the record date, is entitled to vote at the annual meeting.

--------------------------------------------------------------------------------

Q: How do I vote?

A: You may vote your shares either in person or by proxy. Whether you plan to attend the meeting and vote in person or not, we urge you to complete the enclosed proxy card and return it promptly in the enclosed envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the nominees for director and FOR all of the other proposals to be voted upon at the annual meeting.

--------------------------------------------------------------------------------

Q: What if I return my proxy card and then change my mind?

A: You have the right to revoke your proxy at any time before the meeting by:

   (1) notifying Douglas P. Williams, our Secretary;
   (2) attending the meeting and voting in person; or
   (3) returning another proxy card before the annual meeting date that is dated after the first proxy card.

--------------------------------------------------------------------------------

Q: How many shares can vote?

A: As of the record date, ____________ shares of our common stock were issued and outstanding. Every shareholder of our common stock is entitled to one vote for each share held.

--------------------------------------------------------------------------------

Q: What is a "quorum"?

A: A "quorum" consists of the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of all votes cast at the meeting. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

--------------------------------------------------------------------------------

Q: How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the annual meeting other than the election of directors and the other proposals described in this proxy statement, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to Leo F. Wells, III, our President, and Douglas P. Williams, our Secretary, or either of them, to vote on such matters at their discretion.

--------------------------------------------------------------------------------

Q: When are the shareholder proposals for the next annual meeting of shareholders due?

A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Douglas P. Williams, Secretary, Wells Real Estate Investment Trust, Inc., 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092 by December 31, 2000.

--------------------------------------------------------------------------------

Q: Who pays the cost of this proxy solicitation?

A: We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our shareholders.

--------------------------------------------------------------------------------

Q: Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, via our website, by telephone or by any other electronic means of communication we deem appropriate.

--------------------------------------------------------------------------------

              CERTAIN INFORMATION ABOUT THE COMPANY'S MANAGEMENT

Information Regarding the Board of Directors and Committees

--------------------------------------------------------------------------------

   The entire board of directors considers all major decisions concerning our business. However, the board has established an Audit Committee so that this important area can be addressed in more depth than may be possible in a full board meeting.

   The Audit Committee held its first meeting in November 1999. The Audit Committee members are John L. Bell, Richard W. Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil H. Strickland.

   The purpose of the Audit Committee is:

   . to review the professional services and independence of our independent public accountants;
   . to review with our independent public accountants the status of our accounts, accounting procedures and internal controls;
   . to recommend to the board of directors the firm to be selected as our independent public accountants;
   .  to monitor the performance of the independent public accountants;
   .  to review and approve the scope of the annual audit;
   . to review and evaluate with the independent public accountants our annual audit and annual consolidated financial statements;
   . to review with management the status of internal accounting controls; and . to evaluate problem areas having a potential financial impact on our business that may be brought to its attention by management, the independent public accountants or the board.

   In the event that you vote for Proposal 6 to approve the 2000 Employee Stock Option Plan, our board of directors will establish a Compensation Committee to be comprised of two or more of our independent directors. The Compensation Committee will be responsible for the administration of the 2000 Employee Stock Option Plan.

   We do not have a standing Nominating Committee. To the extent necessary, this function is performed by the board of directors acting as a whole. The board of directors met 13 times during 1999, and of the eight members of the board, John
L. Bell, Richard W. Carpenter, Bud Carter, William H. Keogler, Jr. and Neil H. Strickland attended fewer than 75% of the meetings.

Compensation of Directors

--------------------------------------------------------------------------------

   We pay our directors who are not employees (our Independent Directors) $500 per month plus $125 for each board meeting they attend in person. In addition, each year on the date of our annual meeting each Independent Director receives a grant of options to purchase 1,000 shares of our common stock at an exercise price equal to the then fair market value of such stock. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. Mr. Wells does not, and Mr. Williams, if elected as director, will not, receive any fees or other compensation for serving as directors because they are affiliated with our advisor and its affiliates.

Executive Officers and Directors

--------------------------------------------------------------------------------

   We have provided below certain information about our executive officers and nominees for election as directors.

                                                                                               Year First
                                                                                                Became a
Name                                             Position(s)                        Age         Director
----                                             -----------                        ---         --------
Leo F. Wells, III                President and Director (term expiring in            56            1998
                                 2000; nominee for a term expiring in 2001)
Douglas P. Williams              Executive Vice President, Treasurer,                49            N/A
                                 Secretary and Director nominee (nominee
                                 for a term expiring in 2001)
John L. Bell                     Director (term expiring in 2000; nominee            59            1998
                                 for a term expiring in 2001)
Richard W. Carpenter             Director (term expiring in 2000; nominee            63            1998
                                 for a term expiring in 2001)
Bud Carter                       Director (term expiring in 2000; nominee            61            1998
                                 for a term expiring in 2001)
William H. Keogler, Jr.          Director (term expiring in 2000; nominee            54            1998
                                 for a term expiring in 2001)
Donald S. Moss                   Director (term expiring in 2000; nominee            64            1998
                                 for a term expiring in 2001)
Walter W. Sessoms                Director (term expiring in 2000; nominee            66            1998
                                 for a term expiring in 2001)
Neil H. Strickland               Director (term expiring in 2000; nominee            64            1998
                                 for a term expiring in 2001)

    Leo F. Wells, III is the President and a director of the Wells REIT and the President and sole director of Wells Capital, Inc., our advisor. He is also the sole shareholder and sole director of Wells Real Estate Funds, Inc., the parent corporation of our advisor. Mr. Wells is President of Wells & Associates, Inc., a real estate brokerage and investment company formed in 1976 and incorporated in 1978, for which he serves as principal broker. He is also the sole director and President of:

    .  Wells Management Company, Inc., our property manager;
    .  Wells Investment Securities, Inc., our dealer manager;
    . Wells Advisors, Inc., a company he organized in 1991 to act as a non-bank custodian for IRAs; and
    . Wells Development Corporation, a company he organized in 1997 to temporarily own, operate, manage and develop real properties.

    Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985 he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in economics from the University of Georgia. Mr. Wells is a member of the International Association for Financial Planning (IAFP) and a registered NASD principal.

    Mr. Wells has over 25 years of experience in real estate sales, management and brokerage services. In addition to being the President and a director of the Wells REIT, he is currently a co-general partner in a total of 26 real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties. As of December 31, 1999, these 26 real estate limited partnerships and the Wells REIT represented investments totaling approximately $431,023,438 from approximately 30,954 investors.

  Douglas P. Williams, who was elected as Executive Vice President, Secretary and Treasurer of the Wells REIT on July 30, 1999, previously served as Vice President, Controller of OneSource, Inc., a leading supplier of janitorial and landscape services, from 1996 to 1999 where he was responsible for corporate-wide accounting activities and financial analysis. Mr. Williams was employed by ECC International Inc. (ECC), a supplier to the paper industry and to the paint, rubber and plastic industries, from 1982 to 1995. While at ECC, Mr. Williams served in a number of key accounting positions, including Corporate Accounting Manager, U.S. Operations, Division Controller, Americas Region and Corporate Controller, America/Pacific Division. Prior to joining ECC and for one year after leaving ECC, Mr. Williams was employed by Lithonia Lighting, a manufacturer of lighting fixtures, as a Cost and General Accounting Manager and Director of Planning and Control. Mr. Williams started his professional career as an auditor for KPMG Peat Marwick LLP.

  Mr. Williams is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants. Mr. Williams received a bachelor of arts degree from Dartmouth College and a Masters of Business Administration degree from the Amos Tuck School of Graduate Business Administration at Dartmouth College.

    John L. Bell was the owner and Chairman of Bell-Mann, Inc., the largest commercial flooring contractor in the Southeast from February 1971 to February 1996. Mr. Bell also served on the board of directors of Realty South Investors, a REIT traded on the American Stock Exchange, and was the founder and served as a director of both the Chattahoochee Bank and the Buckhead Bank. In 1997, Mr. Bell initiated and implemented a "Dealer Acquisition Plan" for Shaw Industries, Inc., a floor covering manufacturer and distributor, which plan included the acquisition of Bell-Mann.

    Mr. Bell currently serves on the advisory boards of Windsor Capital, Mountain Top Boys Home and the Eagle Ranch Boys Home. Mr. Bell is also extensively involved in buying and selling real estate both individually and in partnership with others. Mr. Bell graduated from Florida State University majoring in accounting and marketing.

    Richard W. Carpenter served as General Vice President of Real Estate Finance of The Citizens and Southern National Bank from 1975 to 1979, during which time his duties included the establishment and supervision of the United Kingdom Pension Fund, U.K.-American Properties, Inc. which was established primarily for investment in commercial real estate within the United States.

    Mr. Carpenter is currently President and director of Realmark Holdings Corp., a residential and commercial real estate developer, and has served in that position since October 1983. He is also President and director of Leisure Technology, Inc., a retirement community developer, a position which he has held since March 1993, Managing Partner of Carpenter Properties, L.P., a real estate limited partnership, and President and director of the oil storage companies Wyatt Energy, Inc. and Commonwealth Oil Refining Company, Inc., positions which he has held since 1995 and 1984, respectively.

    Mr. Carpenter also serves as Vice Chairman of the board of directors of both First Liberty Financial Corp. and Liberty Savings Bank, F.S.B. and Chairman of the Audit Committee of First Liberty Financial Corp. He has been a member of The National Association of Real Estate Investment Trusts and served as President and Chairman of the Board of Southmark Properties, an Atlanta-based REIT investing in commercial properties. Mr. Carpenter is a past Chairman of the American Bankers Association Housing and Real Estate Finance Division Executive Committee. Mr. Carpenter holds a Bachelor of Science degree from Florida State University, where he was named the outstanding alumnus of the School of Business in 1973.

    Bud Carter was an award-winning broadcast news director and anchorman for several radio and television stations in the Midwest for over 20 years. From 1975 to 1980, Mr. Carter served as General Manager of WTAZ-FM, a radio station in Peoria, Illinois and served as editor and publisher of The Peoria Press, a weekly business and political journal in Peoria, Illinois. From 1981 until 1989, Mr. Carter was also an owner and General Manager of Transitions, Inc., a corporate outplacement company in Atlanta, Georgia.

    Mr. Carter currently serves as Senior Vice President for The Executive Committee, a 42-year old international organization established to aid presidents and CEOs share ideas on ways to improve the management and profitability of their respective companies. The Executive Committee operates in numerous large cities throughout the United States, Canada, Australia, France, Italy, Malaysia, Brazil, the United Kingdom and Japan. The Executive Committee has more than 6,000 presidents and CEOs who are members. In addition, Mr. Carter was the first Chairman of the organization recruited in Atlanta and still serves as Chairman of the first two groups formed in Atlanta, each comprised of 14 noncompeting CEOs and presidents. Mr. Carter is a graduate of the University of Missouri where he earned degrees in journalism and social psychology.

    William H. Keogler, Jr. was employed by Brooke Bond Foods, Inc. as a Sales Manager from June 1965 to September 1968. From July 1968 to December 1974, Mr. Keogler was employed by Kidder Peabody & Company, Inc. and Dupont, Glore, Forgan as a corporate bond salesman responsible for managing the industrial corporate bond desk and the utility bond area. From December 1974 to July 1982, Mr. Keogler was employed by Robinson-Humphrey, Inc. as the Director of Fixed Income Trading Departments responsible for all municipal bond trading and municipal research, corporate and government bond trading, unit trusts and SBA/FHA loans, as well as the oversight of the publishing of the Robinson-Humphrey Southeast Unit Trust, a quarterly newsletter. Mr. Keogler was elected to the board of directors of Robinson-Humphrey, Inc. in 1982. From July 1982 to October 1984, Mr. Keogler was Executive Vice President, Chief Operating Officer, Chairman of the Executive Investment Committee and member of the board of directors and Chairman of the MFA Advisory Board for the Financial Service Corporation. He was responsible for the creation of a full service trading department specializing in general securities with emphasis on municipal bonds and municipal trusts. Under his leadership, Financial Service Corporation grew to over 1,000 registered representatives and over 650 branch offices. In March 1985, Mr. Keogler founded Keogler, Morgan & Company, Inc., a full service brokerage firm, and Keogler Investment Advisory, Inc., in which he served as Chairman of the board of directors, President and Chief Executive Officer. In January 1997, both companies were sold to SunAmerica, Inc., a publicly traded New York Stock Exchange company. Mr. Keogler continued to serve as President and Chief Executive Officer of these companies until his retirement in January 1998.

    Mr. Keogler serves on the board of trustees of Senior Citizens Services of Atlanta. He graduated from Adelphi University in New York where he earned a degree in psychology.

    Donald S. Moss was employed by Avon Products, Inc. from 1957 until his retirement in 1986. While at Avon, Mr. Moss served in a number of key positions, including Vice President and Controller from 1973 to 1976, Group Vice President of Operations-Worldwide from 1976 to 1979, Group Vice President of Sales-Worldwide from 1979 to 1980, Senior Vice President-International from 1980 to 1983 and Group Vice President-Human Resources and Administration from 1983 until his retirement in 1986.

Mr. Moss was also a member of the board of directors of Avon Canada, Avon Japan, Avon Thailand, and Avon Malaysia from 1980-1983.

    Mr. Moss is currently a director of The Atlanta Athletic Club. He formerly was the National Treasurer and a director of the Girls Clubs of America from 1973 to 1976. Mr. Moss graduated from the University of Illinois where he received a degree in business.

    Walter W. Sessoms was employed by BellSouth Telecommunications, Inc. from 1971 until his retirement in June 1997. While at BellSouth, Mr. Sessoms served in a number of key positions, including Vice President-Residence for the State of Georgia from June 1979 to July 1981, Vice President-Transitional Planning Officer from July 1981 to February 1982, Vice President-Georgia from February 1982 to June 1989, Senior Vice President-Regulatory and External Affairs from June 1989 to November 1991, and Group President-Services from December 1991 until his retirement on June 30, 1997.

    Mr. Sessoms currently serves as a director of the Georgia Chamber of Commerce for which he is a past Chairman of the Board, the Atlanta Civic Enterprises and the Salvation Army's Board of Visitors of the Southeast Region. Mr. Sessoms is also a past executive advisory council member for the University of Georgia College of Business Administration and past member of the executive committee of the Atlanta Chamber of Commerce. Mr. Sessoms is a graduate of Wofford College where he earned a degree in economics and business administration and is currently a lecturer at the University of Georgia.

    Neil H. Strickland was employed by Loyalty Group Insurance (which subsequently merged with America Fore Loyalty Group and is now known as The Continental Group) as an automobile insurance underwriter. From 1957 to 1961, Mr. Strickland served as Assistant Supervisor of the Casualty Large Lines Retrospective Rating Department. From 1961 to 1964, Mr. Strickland served as Branch Manager of Wolverine Insurance Company, a full service property and casualty service company, where he had full responsibility for underwriting of insurance and office administration in the State of Georgia. In 1964, Mr. Strickland and a non-active partner started Superior Insurance Service, Inc., a property and casualty wholesale general insurance agency. Mr. Strickland served as President and was responsible for the underwriting and all other operations of the agency. In 1967, Mr. Strickland sold his interest in Superior Insurance Service, Inc. and started Strickland General Agency, Inc., a property and casualty general insurance agency concentrating on commercial customers. Mr. Strickland is currently the Senior Operation Executive of Strickland General Agency, Inc. and devotes most of his time to long-term planning, policy development and senior administration.

    Mr. Strickland is a past President of the Norcross Kiwanis Club and served as both Vice President and President of the Georgia Surplus Lines Association. He also served as President and a director of the National Association of Professional Surplus Lines Offices. Mr. Strickland currently serves as a director of First Capital Bank, a community bank located in the State of Georgia. Mr. Strickland attended Georgia State University where he majored in business administration. He received his L.L.B. degree from Atlanta Law School.

                            EXECUTIVE COMPENSATION

   Our executive officers do not receive compensation directly from us for services rendered to us. Both of our officers are also officers of our advisor and its affiliates and are compensated by these entities, in part, for their services to us. Please see the discussion of the fees paid to the advisor and its affiliates contained in the "Certain Relationships and Related Transactions" section below.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Ownership of Advisor in Wells Operating Partnership, L.P.

   Wells Capital, Inc., our advisor, invested $200,000 in Wells Operating Partnership, L.P., our operating partnership, in consideration for which it was issued and currently owns 20,000 units of limited partnership interest in Wells Operating Partnership, L.P. Our advisor may not sell these units while the advisory agreement is in effect, although it has the right to transfer such units to an affiliate.

Compensation to Advisor and its Affiliates

   Our executive officers, Leo F. Wells, III and Douglas P. Williams, are also executive officers of our advisor, which is a wholly owned subsidiary of Wells Real Estate Funds, Inc. Mr. Wells is the sole director of our advisor and the sole shareholder and the sole director of Wells Real Estate Funds, Inc. In addition, Mr. Wells is an executive officer and the sole director of Wells Investment Securities, Inc., the dealer manager of our offering of shares of common stock, and Wells Management Company, Inc., our property manager, both of which are also wholly owned subsidiaries of Wells Real Estate Funds, Inc.

   Administration of our day-to-day operations is provided by the advisor pursuant to the terms of an advisory agreement. The advisor also serves as our consultant in connection with policy decisions to be made by our board of directors and renders such other services as the board of directors deems appropriate. The advisor also bears the expense of providing executive personnel and office space to us. The advisor is at all times subject to the supervision of our board of directors and only has such authority as we may delegate to it as our agent.

   The advisor is entitled to receive acquisition fees equal to 3% of gross offering proceeds for services in identifying the properties and structuring the terms of the acquisition and leasing of the properties, as well as the terms of any mortgage loans. In addition, the advisor is entitled to reimbursement of acquisition expenses equal to .5% of gross offering proceeds. For the year ended December 31, 1999, we paid $3,610,967 in acquisition fees and expenses to the advisor.

   The advisor also is entitled to reimbursement of up to 3% of gross offering proceeds for organization and offering expenses, including legal, accounting, printing and other accountable offering expenses. For the year ended December 31, 1999, we paid $3,094,111 to the advisor as reimbursement for organization and offering expenses expended by the advisor on our behalf.

   Wells Investment Securities, Inc. is entitled to receive selling commissions amounting to 7% of gross offering proceeds for services in connection with the offering of shares, a substantial portion of which has been or will be reallowed as commissions to other broker-dealers participating in the offering of our shares. In addition, Wells Investment Securities, Inc. is entitled to receive a marketing support and due diligence expense reimbursement equal to 2.5% of gross offering proceeds, a portion of which may be reallowed to participating broker-dealers. For the year ended December 31, 1999, we paid to Wells Investment Securities, Inc. $9,801,102 in commissions and marketing and due diligence expense reimbursements, of which approximately $8,769,407 was reallowed by Wells Investment Securities, Inc. to other participating broker-dealers.

   Wells Management Company, Inc. receives management and leasing fees equal to 4.5% of the gross rental income from properties managed on our behalf. For the year ended December 31, 1999, we paid Wells Management Company, Inc. $336,517 in property management and leasing fees.

   We also reimburse the advisor for certain administrative and operating expenses relating to administration of our business on an on-going basis. Pursuant to the advisory agreement, we may not make reimbursements for administrative and operating expenses in excess of the greater of 2% of average invested assets or 25% of net income for such year. For the year ended December 31, 1999, we made administrative and operating expense reimbursements to the advisor totaling $63,316. We believe that all amounts paid to our affiliates are fair and reasonable and are comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                                STOCK OWNERSHIP

   The following table shows, as of March 31, 2000, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

----------------------------------------------------------------------------------------------------
                                                                     Shares Beneficially Owned
----------------------------------------------------------------------------------------------------
                                                                     Shares            Percentage
----------------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner
----------------------------------------------------------------------------------------------------
Leo F. Wells, III (1)                                                 100                  *
6200 The Corners Parkway, Suite 250
Norcross, GA  30092
----------------------------------------------------------------------------------------------------
Douglas P. Williams (1)                                               100                  *
6200 The Corners Parkway, Suite 250
Norcross, GA  30092
----------------------------------------------------------------------------------------------------
John L. Bell (2)                                                    1,000                  *
800 Mt. Vernon Highway, Suite 230
Atlanta, GA  30328
----------------------------------------------------------------------------------------------------
Richard W. Carpenter (2)                                            1,000   1,000          *
Realmark Holdings Corporation
P.O. Box 421669 (30342)
5570 Glenridge Drive
Atlanta, GA  30342
----------------------------------------------------------------------------------------------------
Bud Carter (2)                                                      1,000                  *
The Executive Committee
100 Mount Shasta Lane
Alpharetta, GA  30022-5440
----------------------------------------------------------------------------------------------------
William H. Keogler, Jr. (2)                                         1,000                  *
469 Atlanta Country Club Drive
Marietta, GA  30067
----------------------------------------------------------------------------------------------------
Donald S. Moss (2)                                                  1,000                  *
114 Summerour Vale
Duluth, GA  30097
----------------------------------------------------------------------------------------------------
Walter W. Sessoms (2)                                               1,000                  *
5995 River Chase Circle NW
Atlanta, GA  30328
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                     Shares Beneficially Owned
----------------------------------------------------------------------------------------------------
                                                                     Shares            Percentage
----------------------------------------------------------------------------------------------------
Neil H. Strickland (2)                                                1,000                *
Strickland General Agency, Inc.
3109 Crossing Park
P.O. Box 129
Norcross, GA  30091
----------------------------------------------------------------------------------------------------
Northern Trust Co., Custodian for                               $21,569,214               13.37%
Wayne County Employees'
Retirement System
Attn: Laura Santiago, L.P. De
P.O. Box 92996
Chicago, IL 60675-
----------------------------------------------------------------------------------------------------
Luzerne County Employees Retirement                             $10,099,023                6.26%
Plan and Trust Dtd 1/1/42
Attn: Retirement Office
North River & West Jackson Str
Courthouse Annex
Wilkes-Barre, PA 18711-
----------------------------------------------------------------------------------------------------
Michigan National Bank Cust                                     $ 7,978,723                4.95%
Macomb County Empl Ret Sys # 1571702607
Attn: Jackie Sadler
27777 Inkster Road
P.O. Box 9088
Farmington Hills, MI 48334-
----------------------------------------------------------------------------------------------------
Michigan National Bank Cust                                     $ 7,978,723                4.95%
Macomb County Empl Ret Sys # 1571702304
Attn: Jackie Sadler/Roseann Ficaro
27777 Inkster Road
P.O. Box 9088
Farmington Hills, MI 48333-9088
----------------------------------------------------------------------------------------------------
All directors and executive officers                                  7,100                *
as a group (1)
----------------------------------------------------------------------------------------------------

*   Less than 1% of the outstanding common stock.

(1) Includes 100 shares owned by the advisor. The advisor is a wholly-owned subsidiary of Wells Real Estate Funds, Inc. Messrs. Wells and Williams are both control persons of the advisor, and Mr. Wells is a control person of Wells Real Estate Funds, Inc. Mr. Williams disclaims beneficial ownership of the shares owned by the advisor.

(2) Includes options to purchase up to 1,000 shares of common stock, which are exercisable within 60 days of March 31, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

--------------------------------------------------------------------------------

    Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the Securities and Exchange Commission and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in 1999.

                           PROPOSALS YOU MAY VOTE ON

Proposal 1.  Election of directors

--------------------------------------------------------------------------------

    At the annual meeting, you and the other shareholders will elect all nine members of our board of directors. Those persons elected will serve as directors until the 2001 annual meeting or until they are otherwise removed from the board. The board of directors has nominated the following people for election:

    .  Leo F. Wells, III
    .  Douglas P. Williams

    .  John L. Bell
    .  Richard W. Carpenter
    .  Bud Carter
    .  William H. Keogler, Jr.
    .  Donald S. Moss
    .  Walter W. Sessoms
    .  Neil H. Strickland

    Each of the nominees for director is a current member of the board of directors, except for Douglas P. Williams who was nominated to replace Brian M. Conlon, a former officer and director. Detailed information on each nominee is provided on pages 5 through 8.

If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares FOR the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

--------------------------------------------------------------------------------

    Each of the nine nominees for election as a director will be elected at the annual meeting by a plurality of all the votes cast at the meeting, meaning that the nine nominees for director who receive the most votes will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. In an uncontested election for directors, the plurality requirement is not a factor. Your board of directors unanimously recommends a vote FOR each of the nominees for election as director.

Proposal 2.  Amendment to our Articles of Incorporation to increase the number of authorized shares

--------------------------------------------------------------------------------

      Our Articles of Incorporation currently authorize the issuance of 90,000,000 shares of capital stock, consisting of 40,000,000 shares of common stock, 5,000,000 shares of preferred stock and 45,000,000 shares-in-trust. As of April 15, 2000, ___________ shares of common stock were issued and outstanding and ____________ shares were reserved for issuance upon exercise of outstanding options and warrants. As of April 15, 2000, no shares of preferred stock and no shares-in-trust had been issued.

      In our initial public offering, which was terminated on December 20, 1999, we sold 13,218,192 shares of common stock. Pursuant to a prospectus which was declared effective by the Securities and Exchange Commission on December 20, 1999, we commenced a second offering to sell up to 23,000,000 additional shares of common stock. In the event that all of the shares of common stock are issued pursuant to the second offering, we will have issued an aggregate of 36,218,192 shares of common stock, leaving only 3,781,808 shares of common stock authorized for future issuances.

      Although we do not have any present intention, commitment or agreement to issue additional shares of common stock, the increase in the number of authorized shares of common stock to 500,000,000 and the other increases in the number of shares of authorized capital stock will provide us with greater flexibility in connection with possible future capital raising efforts or other corporate transactions.

      Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendment to our Articles of Incorporation, which will delete Section 7.1 of our Articles of Incorporation and replace it in its entirety to read as follows:

       SECTION 7.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Company is authorized to issue is five hundred million (500,000,000), consisting of three hundred fifty million (350,000,000) Common Shares (as defined in Section 7.2 hereof) fifty million (50,000,000) Preferred Shares (as defined in Section 7.3 hereof) and one hundred million (100,000,000) Shares-in-Trust (as defined in Section 7.8 hereof). All shares of capital stock shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine, or, if issued as a result of a share dividend or share split, without any consideration. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 7.2(ii) or Section 7.3, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the number of aggregate shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 7.1.

Vote Required; Recommendation

--------------------------------------------------------------------------------

    The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

Proposal 3.  Certain amendments to our Articles of Incorporation to bring them into conformity with industry practice

--------------------------------------------------------------------------------

      The board of directors on March 1, 2000 adopted a resolution, subject to the approval of the shareholders, to adopt various amendments to our Articles of Incorporation to bring them into conformity with industry practices. The proposed amendments, each of which are described below, require approval of the shareholders. The following proposed amendments to our Articles of Incorporation are independent of the proposed amendments to our Articles of Incorporation set forth in Proposal 2 (Amendment to our Articles of Incorporation to increase the number of authorized shares), Proposal 4 (Amendment to our Articles of Incorporation to clarify the board's ability to waive the share ownership limits) and Proposal 5 (Amendment to our Articles of Incorporation to correct the date upon which we must begin liquidation in the event listing does not occur). The shareholders may approve any of Proposals 2, 3, 4 or 5 without approving the others. A vote to approve Proposal 3 is a vote for each of the amendments described below and a vote against Proposal 3 is a vote against each of the amendments described below.

Amendment to various definitions contained in our Articles of Incorporation

      In its current form, the definition of "Gross Proceeds" contained in
Section 1.5 of our Articles of Incorporation states that the purchase price for purposes of computing "Gross Proceeds" of any share for which reduced selling commissions are paid to our dealer manager or participating broker-dealers shall be deemed to be $10.00 per share. This amount does not take into consideration the possibility that the offering price per share for future offerings may be higher or lower than $10.00 per share.

      Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendment to our Articles of Incorporation which will delete the definition of "Gross Proceeds" in its entirety and replace it with the following definition:

          "GROSS PROCEEDS" means the aggregate purchase price of all Shares sold for the account of the Company without deduction for Selling Commissions, volume discounts, the marketing support and due diligence expense reimbursement fee or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share.

     In its current form, the definition of "Shares" in our Articles of Incorporation is limited to the 16,500,000 shares of common stock offered by the Wells REIT in our initial public offering. This definition fails to take into consideration the additional shares of common stock currently being offered in our second public offering currently being conducted and any future offerings that we may conduct.

      Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendment to our Articles of Incorporation which will delete the definition of "Shares" in its entirety and replace it with the following definition:

          "Shares" means any shares of the Company's common stock, par value $.01 per share, previously issued by the Company pursuant to an effective registration statement and shares currently registered with the Securities and Exchange Commission pursuant to an effective registration statement.

Amendment to add limitation on acquisition fees and acquisition expenses

      Our Articles of Incorporation do not currently reflect the limitation on the acquisition fees and acquisition expenses we may pay to our advisor equal to 6% of the contract price for properties purchased by the Wells REIT. This limitation is required to be included in the Articles of Incorporation pursuant to the North American Securities Administrators Association, Inc. Statement of Policy Regarding Real Estate Investment Trusts (NASAA Guidelines) which we are required to follow. We believe it is appropriate to include this limitation on acquisition fees and acquisition expenses required by the NASAA Guidelines in our Articles of Incorporation.

      Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendment to our Articles of Incorporation which will add Section 4.16 to our Articles of Incorporation as follows:

          SECTION 4.16 LIMITATION ON ACQUISITION FEES AND ACQUISITION EXPENSES. Notwithstanding anything contained in Sections 4.12 and 4.13 above, the total of all Acquisition Fees and Acquisition Expenses shall not exceed, in the aggregate, an amount equal to 6% of the Contract Price for the Property with respect to Properties purchased by the Company; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

Amendment to delete limitation on joint ventures with unrelated parties

      Paragraph (iv) of Section 5.3 of our Articles of Incorporation currently contains the following limitation:

          (iv) The Company may enter into a partnership, joint venture or co-tenancy with unrelated parties if (i) the management of such partnership, joint venture or co-tenancy is under the control of the Company; (ii) the Company, as a result of such joint ownership of a property, is not charged, directly or indirectly, more than once for the same services; (iii) the joint ownership, partnership or co-tenancy agreement does not authorize or require the Company to do anything as a partner, joint venturer or co-tenant with the respect to the property which the Company or Advisor could not do directly because of the Advisory Agreement; and (iv) the Advisor and its Affiliates are prohibited from receiving any compensation, fees or expenses which are not permitted to be paid under the Advisory Agreement.

     Section 5.3 (iv) contains some unduly burdensome restrictions on the manner in which the Wells REIT may enter into a partnership, joint venture or co-tenancy relationship with unrelated parties. This provision was originally placed in our Articles of Incorporation under the mistaken belief that it was required under the NASAA Guidelines. A similar limitation is required under the NASAA Guidelines applicable to public limited partnerships; however, there is no such limitation contained in the NASAA guidelines for REITs.

     Management believes it is important to have the flexibility to enter into joint ventures with unrelated parties in the future without being hampered by unduly burdensome restrictions in order to stay competitive with other REITs. Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendments to our Articles of Incorporation which will delete in its entirety Paragraph (iv) of Section 5.3 of our Articles of Incorporation.

Amendment to remove unnecessary limitation our ability to make certain investments

     Paragraph (ix) of Section 5.4 of our Articles of Incorporation currently contains the following limitation:

          (ix) The Company shall not invest in or underwrite the securities of other issuers, including any publicly offered or traded limited partnership interests, except for investments in joint ventures as described in the Company's Prospectus and except for permitted temporary investments pending utilization of Company funds, provided that following one year after the commencement of operations of the Company no more than 45% of the value of the Company's total assets (exclusive of Government securities and cash items) will consist of, and no more than 45% of the Company's net income after taxes (for the last four fiscal quarters combined) will be derived from, securities other than (A) Government securities, or (B) securities in a corporation where real estate is the principal asset and the acquisition of such real estate can best be affected by the acquisition of the stock of such corporation, provided that any such corporation is either (x) a corporation which is a majority owned subsidiary of the Company and which is not an investment company as defined by the Investment Company Act of 1940, as amended, or (y) a corporation which is controlled primarily by the Company, through which corporation the Company engages in the business of acquisition and operation of real estate and which is not an investment company; all as approved by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction as fair, competitive and commercially reasonable.

     Section 5.4 contains unnecessarily limiting language relating to our ability to invest in securities of other issuers. For example, the NASAA Guidelines do not prohibit us from investing in a general partnership, limited partnership, limited liability company or other entity with unrelated third parties that would own and operate real estate properties. Each of these types of investments would be considered an "investment in securities" which would be prohibited under our Articles of Incorporation as currently written. Management desires to remove this limiting language from our Articles of Incorporation. We are prohibited under the NASAA Guidelines, however, from underwriting the securities of others. Therefore, this limitation will not be removed from
Section 5.4.

     In addition, the remainder of Section 5.4 relating to temporary investments that we are authorized to make is another unnecessary limitation designed to prevent us from violating the Investment Company Act of 1940. The Investment Company Act was promulgated by the SEC to require certain investment companies to register with the SEC. Since paragraph (xvii) of Section 5.4 of our Articles of Incorporation specifically provides that we may not operate so as to be classified as an "investment company" under the Investment Company Act, management believes that this provision is sufficient to alleviate the risk of being classified as an investment company and desires to remove the limiting language currently contained in paragraph (ix) of Section 5.4 relating to temporary investments.

     Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendment to our Articles of Incorporation which will delete paragraph (ix) of Section 5.4 of our Articles of Incorporation and replace it in its entirety to read as follows:

          (ix) The Company shall not underwrite the securities of other issuers. In addition, the Company shall not invest in securities of other issuers, except for investments in Joint Ventures as described herein, unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable.

Vote Required; Recommendation

--------------------------------------------------------------------------------

     The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

Proposal 4.  Approval of amendment to our Articles of Incorporation to clarify the board's ability to waive the ownership limits

--------------------------------------------------------------------------------

     In its current form, paragraph (ix) of Section 7.7 of our Articles of Incorporation grants the board of directors the right to waive, under certain circumstances, the share ownership restrictions which prevent an investor from owning in excess of 9.8% of our capital stock. The purpose of the share ownership restrictions is to prevent us from being considered a "closely held" REIT under the Internal Revenue Code (Code). If a REIT is considered to be "closely held," as defined in the Code, REIT qualification is lost. A REIT is considered to be "closely held" if at any time during the last half of the REIT's taxable year five or fewer individuals own, directly or indirectly, more than 50% in value of the outstanding common stock of the REIT (5/50% Ownership Limit). As set forth above, if the 5/50% Ownership Limit is violated, REIT qualification is lost for the taxable year in question and for the four taxable years following the year in question.

     The Code also provides, however, that in determining whether the 5/50% Ownership Limit is exceeded, any stock held by a "qualified trust" shall be treated as held directly by its beneficiaries in proportion to their actuarial interests in such trust and shall not be treated as held by such trust. A "qualified trust" is defined as any trust described in Section 401(a) and exempt from tax under Section 501(a) of the Code. Assuming that any pension or profit sharing plan purchasing shares of the Wells REIT meets the requirements of
Section 401(a) and is tax exempt under Section 501(a) of the Code, the Wells REIT may disregard the pension plan or profit sharing plan for purposes of satisfying the 5/50% Ownership Limit and look strictly to the ownership percentages of the beneficiaries in such plan. Since a significant number of our shares are held by these "qualified trusts," it is important to clearly state the board's right to waive the share ownership restrictions contained in the Articles of Incorporation in the event that the "closely held" provisions are not violated by such ownership.

     The board of directors intends to carefully analyze each potential purchase of our shares which might violate the share ownership restrictions contained in our Articles of Incorporation to determine that no purchase of our shares violates the 5/50% Ownership Limit prior to granting a waiver of such share ownership restrictions. Management desires to clarify the ability of the board to waive the share ownership restrictions by amending paragraph (ix) of Section
7.7 of our Articles of Incorporation.

     Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendment to our Articles of Incorporation which will delete paragraph (ix) of Section 7.7 of our Articles of Incorporation and replace it in its entirety to read as follows:

          (ix) WAIVERS BY BOARD. Upon notice of an Acquisition or Transfer or a proposed Acquisition or Transfer which results or would result in the intended transferee having Beneficial Ownership of shares in excess of the Ownership Limit, the Board of Directors may, upon receipt of evidence deemed to be satisfactory by the Board of Directors, in its sole discretion, that such Acquisition or Transfer does not or will not violate the "closely held" provisions of Section 856(h) of the Code, waive the Ownership Limit with respect to such transferee upon such conditions as the Board of Directors may direct.

Vote Required; Recommendation

--------------------------------------------------------------------------------

    The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

Proposal 5.  Approval of amendment to our Articles of Incorporation to correct the date upon which we must begin liquidation in the event listing does not occur

--------------------------------------------------------------------------------

      In its current form, Section 11.1 of our Articles of Incorporation states that the Wells REIT will terminate and dissolve on January 31, 2007 unless our shares are listed on a national securities exchange or over-the-counter market by such date. Apparently an error was made in the original drafting of the Articles of Incorporation relating to the liquidation date. Although we have always intended that we would start liquidating the Wells REIT and selling our properties in the event that we did not become listed within 10 years of the effective date of our initial public offering, which was January 30, 1998. The proper date upon which we are to begin liquidation of the Wells REIT and selling our properties is January 30, 2008 in the event that we do not become listed prior to such date. This date has been consistently disclosed in our prospectus and other disclosure documents filed with the SEC. Management now desires to correct our Articles of Incorporation to reflect the proper date.

      Therefore, the board of directors has unanimously approved, and recommends that the shareholders also approve, the proposed amendment to our Articles of Incorporation which will delete Section 11.1 of our Articles of Incorporation and replace it in its entirety to read as follows:

          SECTION 11.1 TERMINATION UPON FAILURE TO OBTAIN LISTING. In the event that Listing does not occur on or before January 30, 2008, the Company shall immediately thereafter undertake an orderly liquidation and Sale of the Company's assets and will distribute any Net Sales Proceeds therefrom to Stockholders, following which the Company shall terminate and dissolve. In the event that Listing occurs on or before such date, the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

Vote Required; Recommendation

--------------------------------------------------------------------------------

    The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.


Proposal 6.  Approval of the 2000 Employee Stock Option Plan

--------------------------------------------------------------------------------

    On March 1, 2000, our board of directors adopted the 2000 Employee Stock Option Plan of Wells Real Estate Investment Trust, Inc. (Stock Plan). The purpose of the Stock Plan is to enable our advisor and our property manager to obtain and retain the services of employees considered essential to our long range success and the success of our advisor and our property manager by offering such employees an opportunity to participate in the growth of the Wells REIT through ownership of our stock.

    At the annual meeting, you will be asked to approve the Stock Plan. The Stock Plan will not become effective unless it is approved by the holders of record of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting. Unless otherwise instructed, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of the Stock Plan.

    The following is a brief discussion of the material features of the Stock Plan. If you want to read more about the Stock Plan, please see the copy of the Stock Plan attached to this proxy statement as Exhibit "A."

Summary of the Stock Plan

    The Stock Plan provides for the formation of a Compensation Committee consisting of two or more members of our board of directors who are not affiliated with our advisor or property manager. The Compensation Committee shall conduct the general administration of the Stock Plan. The Compensation Committee is authorized to grant "non-qualified" stock options (Options) to selected employees of our advisor and our property manager based upon the recommendation of our advisor and subject to the absolute discretion of the Compensation Committee and applicable limitations of the Stock Plan. The option price for the Options shall be the greater of (1) $11.00 per share or (2) the fair market value of the shares on the date the option is granted. A total of 750,000 shares have been authorized and reserved for issuance under the Stock Plan.

    The Compensation Committee shall set the term of the Options in its discretion, although no Option shall have a term greater than five years from the later of (i) the date our shares become listed on a national securities exchange, or (ii) the date the Option is granted. The employee receiving Options shall agree to remain in employment with its employer for a period of one year after the Option is granted. The Compensation Committee shall set the period during which the right to exercise an Option vests in the holder of the Option. No Option issued may be exercised, however, if such exercise would jeopardize our status as a REIT under the Internal Revenue Code. In addition, no Option may be sold, pledged, assigned or transferred by an employee in any manner other than by will or the laws of descent or distribution.

      In the event that the Compensation Committee determines that any dividend or other distribution, recapitalization, stock split, reorganization, merger, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, or other similar corporate transaction or event, affects the shares such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Plan or with respect to an Option, then the Compensation Committee shall, in such manner as it may deem equitable, adjust the number and kind of shares or the exercise price with respect to any Option.

Vote Required; Recommendation

--------------------------------------------------------------------------------

    The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

Proposal 7.  Approval of the Independent Director Warrant Plan

--------------------------------------------------------------------------------

    On March 1, 2000, the board of directors adopted the Independent Director Warrant Plan of Wells Real Estate Investment Trust, Inc. ( Warrant Plan). The purpose of the Warrant Plan is to encourage our independent directors to purchase shares of our common stock.

   At the annual meeting, you will be asked to approve the Warrant Plan. The Warrant Plan will not become effective unless it is approved by the holders of record of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting. Unless otherwise instructed, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of the Warrant Plan.

    The following is a brief discussion of the material features of the Warrant Plan. If you want to read more about the Warrant Plan, please see the copy of the Warrant Plan attached to this proxy statement as Exhibit "B."

Summary of the Warrant Plan

      The Warrant Plan provides for the issuance of warrants to purchase shares of our common stock (Warrants) to independent directors based on the number of shares of Common Stock that they purchase in the future. Beginning on the effective date of the Warrant Plan and continuing until the earlier to occur of
(1) the termination of the Warrant Plan by action of the board of directors or otherwise or (2) 5:00 p.m. EST on the date of listing of our shares on a national securities exchange, each independent director will receive one Warrant for every 25 shares of common stock he purchases in the future. The exercise price of the Warrants will be $12.00 per share.

   A total of 500,000 Warrants have been authorized and reserved for issuance under the Warrant Plan, each of which will be redeemable for one share of our common stock. Upon our dissolution or liquidation, or upon a reorganization, merger or consolidation, where we are not the surviving corporation, or upon our sale of all or substantially all of our property, the Warrant Plan shall terminate, and any outstanding Warrants shall terminate and be forfeited; provided, however, that holders of Warrants may exercise any Warrants that are
--------  -------
otherwise exercisable immediately prior to the effective date of the dissolution, liquidation, consolidation or merger. Notwithstanding the above, the board of directors may provide in writing in connection with any such transaction for any or all of the following alternatives: (1) for the assumption by the successor corporation of the Warrants theretofore granted or the substitution by such corporation for such Warrants of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (2) for the continuance of the Warrant Plan by such successor corporation in which event the Warrant Plan and the Warrants shall continue in the manner and under the terms so provided; or (3) for the payment in cash or shares in lieu of and in complete satisfaction of such Warrants.

    No Warrant may be sold, pledged, assigned or transferred by an independent director in any manner other than by will or the laws of descent or distribution. All Warrants exercised during the independent director's lifetime shall be exercised only by the independent director or his legal representative. Any transfer contrary to the Warrant Plan will nullify and render void the Warrant. Notwithstanding any other provisions of the Warrant Plan, Warrants granted under the Warrant Plan shall continue to be exercisable in the case of death or disability of the independent director for a period of one year after the death or disabling event, provided that the death or disabling event occurs while the person is an independent director. No Warrant issued may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

Vote Required; Recommendation

--------------------------------------------------------------------------------

    The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

Proposal 8.  Approval of the Appointment of Arthur Andersen LLP as Independent
             Auditors

--------------------------------------------------------------------------------

    The board of directors has approved the appointment of Arthur Andersen LLP as our independent auditors for the year 2000. Arthur Andersen LLP has served as independent auditors of Well Capital, Inc., the Advisor, and its affiliates since 1995. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Arthur Andersen LLP will attend the annual shareholders meeting to answer appropriate questions.

    Audit services provided by Arthur Andersen LLP during 1999 included an audit of our financial statements, audits of financial statements for certain properties we acquired during 1999 and a review of our Annual Report and certain other filings with the Securities and Exchange Commission and certain other governmental agencies.

    The board of directors believes that Arthur Andersen LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of the Company's principal independent public accountants. Therefore, the board of directors has selected Arthur Andersen LLP to act as the Company's principal independent public accountants to examine our financial statements during 2000.

Vote Required; Recommendation

--------------------------------------------------------------------------------

    The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.


                             SHAREHOLDER PROPOSALS

    Shareholders interested in presenting a proposal for consideration at our annual meeting of shareholders in 2001 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Articles of Incorporation and Bylaws. To be eligible for inclusion, shareholder proposals must be received by Douglas P. Williams, our Secretary, no later than December 31, 2000.

                                 OTHER MATTERS

    As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                     PROXY
                   WELLS REAL ESTATE INVESTMENT TRUST, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 28, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned shareholder hereby appoints Leo F. Wells, III or Douglas P. Williams, or either of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned to represent the undersigned at the annual meeting of shareholders of WELLS REAL ESTATE INVESTMENT TRUST, INC. to be held on June 28, 2000, and at any adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of shareholders, the proxy statement and the annual report furnished herewith.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all of the nominees in proposal 1 and for proposals 2 through 8. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.



                          (Continued on Reverse Side)

                          (Continued From Other Side)

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
 FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 8, EACH AS
                       DESCRIBED IN THE PROXY STATEMENT.

1.  Election of directors.

    [ ]  FOR all nominees listed below

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

    Nominees:  Leo F. Wells, III, Douglas P. Williams, John L. Bell, Richard W.
               Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil H. Strickland

     Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

     ---------------------------------------------------------------------------

2. Proposal to approve amendment to our Articles of Incorporation to increase the number of authorized shares.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

3. Proposal to approve certain amendments to our Articles of Incorporation to bring them into conformity with industry practices.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

4. Proposal to approve amendment to our Articles of Incorporation to clarify the board's ability to waive our ownership limits.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

5. Proposal to approve amendment to our Articles of Incorporation to correct the date upon which we must begin liquidation in the event listing does not occur.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

6.   Proposal to approve the 2000 Employee Stock Option Plan.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

7.   Proposal to approve the Independent Director Warrant Plan.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

8. Proposal to ratify the appointment of Arthur Andersen LLP as the company's independent auditors for the year 2000.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN


Date:____________                           ____________________
                                            Signature

Date:____________                           ____________________
                                            Signature

                               [Insert ID Label]

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  EXHIBIT "A"

                        2000 EMPLOYEE STOCK OPTION PLAN
                                      OF
                   WELLS REAL ESTATE INVESTMENT TRUST, INC.

     WELLS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation (the "Company") adopted this 2000 Employee Stock Option Plan (the "Plan"), effective __________ ___, 2000, for the benefit of the eligible employees of WELLS CAPITAL, INC., a Georgia corporation ("Wells Capital") and WELLS MANAGEMENT COMPANY, INC., a Georgia corporation ("Wells Management").

     The purpose of this Plan is to enable Wells Capital and Wells Management to obtain and retain the services of Employees considered essential to the long range success of the Company, Wells Capital, Wells Management and their Affiliates by offering Employees an opportunity to participate in the Company's growth through the ownership of stock in the Company.

                                   ARTICLE I
                                  DEFINITIONS

     Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

     "Board" shall mean the Board of Directors of the Company.

     "Cause," unless otherwise defined in an Employee's employment agreement, shall mean (i) gross negligence or willful misconduct, (ii) an uncured breach of any of the Employee's material duties under his or her employment agreement,
(iii) fraud or other conduct against the material best interests of his or her Employer or the Company, or (iv) a conviction of a felony, if such conviction has a material adverse effect on his or her Employer. If "Cause" is otherwise defined in an Employee's employment agreement, the definition in the employment agreement shall be effective for purposes of the Plan with respect to the Employee in question.

     "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

           (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend that such stockholders accept; or

           (b) there is a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean, with respect to the Company, the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 6.1.

     "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     "Company" shall mean Wells Real Estate Investment Trust, Inc., a Maryland corporation.

     "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is or becomes a party:

           (a) a merger or consolidation in which the Company is not the surviving entity, except for any transaction the principal purpose of which is to (i) change the State in which the Company is incorporated, (ii) form a holding company, or (iii) effect a similar reorganization as to form pursuant to which this Plan and all Options are assumed by the successor entity;

           (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a) above; or

           (c) any reverse merger in which the Company is the surviving entity but in which securities constituting more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     "Employee" shall mean any employee of Wells Management or Wells Capital who does not participate in any material way in the management decisions of the Company.

     "Employer" shall mean either Wells Capital or Wells Management, as the context may require.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" on any date shall mean the average of the Closing Price (as defined below) per Share for the five consecutive Trading Days (as defined below) ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The NASDAQ Stock Market, Inc. ("NASDAQ") or, if NASDAQ is no longer in use, the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the average of the last ten purchases by the Company pursuant to its Share Redemption Program ("SRP"), or if less than ten purchases have been made pursuant to the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price per share at which a stockholder may purchase Shares pursuant to the Company's Distribution Reinvestment Program (the "DRP") if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of a Share as determined by the Board, in its sole discretion. "Trading Day" shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close. The term "regular way" means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected "ex-clearing" for same day or next day settlement.

     "Independent Director" shall mean a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with Wells Capital or Wells Management or any of their Affiliates by virtue of (i) ownership of an interest in Wells Capital or Wells Management or any of their Affiliates, (ii) employment by Wells Capital or Wells Management or any of their Affiliates, (iii) service as an officer or director of Wells Capital or Well Management or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by Wells Capital or its Affiliates, or (vi) maintenance of a material business or professional relationship with Wells Capital or Wells Management or any of their Affiliates. An indirect relationship shall include circumstances in which a director's spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with Wells Capitals or Wells Management or any of their Affiliates. A business or a professional relationship is considered material if gross revenue derived by the director from Wells Capital or Wells Management or Affiliates thereof exceeds five percent (5%) of either the director's annual gross revenue during either of the last two years or the director's net worth determined on a fair market value basis.

     "Listing" shall mean the listing of the Shares for trading on a nationally recognized securities exchange or quotation of the Shares on NASDAQ or an over-the-counter bulletin board.

     "Non-Qualified Stock Option" shall mean an Option which is not considered an Incentive Stock Option under the Code. All Options granted under this Plan shall constitute Non-Qualified Stock Options.

     "Option" shall mean a stock option granted under Article III of this Plan.

     "Optionee" shall mean an Employee granted an Option under this Plan.

     "Plan" shall mean this 2000 Employee Stock Option Plan of Wells Real Estate Investment Trust, Inc.

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     "Shares" shall mean shares of Common Stock issuable upon exercise of Options under this Plan.

     "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and his or her Employer is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) termination where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, Wells Management or Wells Capital, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship with the former Employee by the Company, Wells Management or Wells Capital. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions or whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of this Plan, Wells Management and Wells Capital have an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

     "Wells Capital" shall mean Wells Capital, Inc., a Georgia corporation.

     "Wells Management" shall mean Wells Management Company, Inc., a Georgia corporation.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

     2.1.  Shares Subject to Plan.  The aggregate number of Shares which may be
           ----------------------
issued upon exercise of Options under this Plan shall not exceed Seven Hundred Fifty Thousand (750,000). The Shares issuable upon exercise of Options may be either previously authorized but unissued shares or treasury shares.

     2.2.  Add-back of Options and Other Rights.  If any Option expires or is
           ------------------------------------
canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of Shares subject to such Option as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any Shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares which are delivered by the Optionee or Shares withheld by the Company upon the exercise of any Option under this Plan in payment of the exercise price thereof may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III
                              GRANTING OF OPTIONS

     3.1.  Eligibility.  Any Employee, selected by the Committee pursuant to
           -----------
Section 3.2(a)(i), shall be eligible to be granted an Option.

     3.2  Granting of Options.
          -------------------

           (a) The Committee, upon recommendation and consultation with Employer, shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

               (i)   determine which Employees should be granted Options;

               (ii) determine the number of Shares to be subject to such Options; and

               (iii) determine the terms and conditions of such Options, consistent with this Plan.

           (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                                   ARTICLE IV
                                TERMS OF OPTIONS

     4.1  Option Agreement.  Each Option shall be evidenced by a written Stock
          -----------------
Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine consistent with this Plan.

     4.2.  Exercise Price.  The exercise price per share of the shares subject
           ---------------
to each Option shall be set by the Committee; provided, however, that such
                                              --------  -------
exercise price shall not be less than the greater of (i) $11.00 per share, or
(ii) the Fair Market Value of a Share on the date the Option is granted. Notwithstanding any other provision of this Plan to the contrary, the Committee shall not have the authority to amend the terms of any outstanding Option to reduce its exercise price.

     4.3.  Option Term.  The term of an Option shall be set by the Committee in
           -----------
its discretion; provided, however, that no Option shall be granted with a term
                --------  -------
of more than five years from the later of (i) the date of Listing, or (ii) the date the Option is granted. The Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4.  Option Vesting.
           --------------

           (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the
                                      --------  -------
Committee otherwise provides in the terms of the Stock Option Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to
Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after an Option is granted under this Plan, subject to whatever terms and conditions it selects, including, without limitation, a Change in Control, the Committee may accelerate the period during which an Option vests in the Optionee.

           (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee in any Stock Option Agreement or by action of the Committee following the grant of the Option.

     4.5.  Consideration.  In consideration of the granting of an Option, the
           -------------
Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of his or her Employer for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall (i) confer upon any Optionee any right to (a) continue in the employ of his or her Employer, or
(b) receive any severance pay from his or her Employer, or (ii) interfere with or restrict in any way the rights of his or her Employer, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without Cause.


                                   ARTICLE V
                              EXERCISE OF OPTIONS

     5.1.  Partial Exercise.  An Option may be exercised in whole or in part;
           ----------------
however, an Option shall not be exercisable with respect to fractional Shares and the Committee may require that, by the terms of the Stock Option Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

     5.2.  Manner of Exercise.  All or a portion of an Option shall be deemed
           ------------------
exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Stock Option Agreement) with a copy of such documents delivered concurrently to the Secretary of the Optionee's Employer:

     (a) a written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised, and such notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

     (b) such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) in the event that the Option shall be exercised by any person or persons other than the Optionee, as determined pursuant to Section 7.1, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) full cash payment for the Shares with respect to which the Option, or portion thereof, is exercised to the Secretary of the Company; provided,
                                                               --------
however, that the Committee may, in its absolute discretion, allow a delay in
-------
payment up to 30 days from the date the Option, or portion thereof, is exercised.

     5.3  Issuance of Shares to an Optionee.  As soon as practicable after
          ---------------------------------
receipt by the Company, pursuant to Section 5.2(d), of payment for the Shares with respect to which an Option, or portion thereof, is exercised by an Optionee, the Company shall issue to the Optionee the number of Shares equal to:

     (a) the amount of payment made by the Optionee to the Company, pursuant to
Section 5.2(d), divided by

     (b) the exercise price per share of the Shares subject to the Option, as determined pursuant to Section 4.2.

     5.4.  Conditions to Issuance of Shares.  The Company shall not be required
           --------------------------------
to issue or deliver any Shares purchased upon the exercise of any Option, or portion thereof, prior to fulfillment of all of the following conditions:

     (a) the registration of such Shares for Listing on all stock exchanges on which the Shares are then listed;

     (b) the completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings of regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

    (c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

     (d) the lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

     (e) the receipt by the Company of full payment of the exercise price for such Shares, plus payment of any applicable withholding tax that may be necessary or required to be withheld by the Company.

     5.5.  Rights as Stockholders.  The holders of Options shall not be, nor
           ----------------------
have any of the rights or privileges of, stockholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until such Shares have been issued by the Company to such holders.

     5.6.  Ownership and Transfer Restrictions.  The Committee, in its absolute
           -----------------------------------
discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates, if any, evidencing such Shares. The Committee may direct that the certificates evidencing Shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     5.7.  Limitations on Exercise of Options Granted to an Optionee.  The
           ---------------------------------------------------------
Committee, in its absolute discretion, may impose such limitations and restrictions on the exercise of Options as it deems appropriate. Any such limitation shall be set forth in the respective Stock Option Agreement. Notwithstanding the foregoing, an Option is not exercisable if, in the sole and absolute discretion of the Committee, the exercise of such Option would likely result in any of the following:

     (a) the Optionee's or any other person's ownership of Shares being in violation of the Stock Ownership Limit (as defined in the Company's Articles of Incorporation); or

     (b) income to the Company that could impair the Company's status as a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

                                   ARTICLE VI
                                 ADMINISTRATION

     6.1.  Compensation Committee.  The Compensation Committee (or another
           ----------------------
committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     6.2.  Duties and Powers of Committee.  It shall be the duty of the
           ------------------------------
Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan consistent with any Stock Option Agreements, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except with respect to matters which, under Rule 16b-3 or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     6.3.  Majority Rule; Unanimous Written Consent.  The Committee shall act by
           ----------------------------------------
a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee. A majority of the members of the Committee shall constitute a quorum.

     6.4.  Compensation; Professional Assistance; Good Faith Actions.  Members
           ---------------------------------------------------------
of the Committee shall receive such compensation, if any, for their services as members of the Committee as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Board, the Company and the Company's officers shall be entitled to rely upon the advice, opinions
or valuations of any such persons.   All actions taken and all interpretations
and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     6.5  Delegation of Authority to Grant Options.  The Committee may, but need
          ----------------------------------------
not, delegate from time to time to a subcommittee consisting of one or more of the Committee's members authority to grant Options under this Plan to eligible Employees; provided, however, that each such Employee must be an individual
           --------  -------
other than an "officer," "director" or "beneficial owner of more than ten per centum of any class of any equity security" of the Company within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any subcommittee appointed under this Section 6.5 shall serve in such capacity at the pleasure of the Committee.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1  Not Transferable.  Options granted under this Plan may not be sold,
          ----------------
pledged, assigned, or transferred in any manner other than by will or applicable laws of descent and distribution, unless and until the Shares underlying such Options have been issued, and all restrictions applicable to such Shares have lapsed. No Option holder shall be liable for the debts, contracts or engagements of the Optionee or his or her successors-in-interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     7.2  Amendment; Suspension or Termination of this Plan.  Except as
          -------------------------------------------------
otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the Stock Option Agreement itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan.

     7.3  Changes in Shares or Assets of the Company, Acquisition or Liquidation
          ----------------------------------------------------------------------
of the Company and Other Corporate Events.
-----------------------------------------

     (a) Subject to Section 7.3(d), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

     (i) the number and kind of Shares (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of Shares which may be issued);

     (ii) the number and kind of Shares (or other securities or property) subject to outstanding Options; and

     (iii) the exercise price with respect to any Option.

     (b) Subject to Section 7.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate or desirable:

     (i) in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of an agreement entered into at, or by action taken prior to, the occurrence of such transaction or event and, either automatically or upon the Optionee's request, for the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or payable or fully vested, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

     (ii) in its absolute discretion, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that it cannot vest, be exercised or become payable after such event;

     (iii) in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in (A) Section 4.4 or (B) the provisions of such Option;

     (iv) in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares and prices which are the subject of such Option; and

     (v) in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of, and the criteria included in, outstanding Options and Options which may be granted in the future.

     (c) Subject to Sections 7.3(d) and 7.8, the Committee may, in its absolute discretion, include such further provisions and limitations in any Option or Share as it may deem equitable and in the best interest of the Company.

     (d) With respect to Options, no adjustment or action described in this
Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of Shares subject to any Option shall always be rounded to the next whole number.

     7.4  Approval of Plan by Stockholders.  This Plan will be submitted for the
          --------------------------------
approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided, that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders and, provided further, that, if such approval has not been obtained at the end of said 12 month period, all Options previously granted under this Plan shall thereupon be cancelled and shall automatically become null and void.

     7.5  Tax Withholding.  The Company shall be entitled to require payment in
          ---------------
cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option.

     7.6  Loans.  An Employer may, in its discretion, extend one or more loans
          -----
to Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the board of directors of the Employer.

     7.7  Forfeiture Provisions.  Pursuant to its general authority to determine
          ---------------------
the terms and conditions applicable to Options granted under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of a Stock Option Agreement, or by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by an Optionee upon the receipt or exercise of the Option, or upon the receipt or resale of any Shares underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (b) the Optionee, at any time, or during a specified time period, engages in any activity in competition with his or her Employer or the Company, or which is inimical, contrary or harmful to the interests of his or her Employer or the Company, as may be further defined from time to time by the Committee.

     7.8  Limitations Applicable to Section 16.  Notwithstanding any other
          ------------------------------------
provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     7.9  Effect of Plan Upon Options and Compensation Plans.  The adoption of
          --------------------------------------------------
this Plan shall not affect any other options or compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, Wells Management or Wells Capital, or
(ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     7.10  Section 83(b) Election Prohibited.  No Optionee may make an election
           ---------------------------------
under Section 83(b) of the Code with respect to any Option granted under this Plan without the Company's consent.

     7.11  Compliance with Laws.  This Plan, the granting and vesting of Options
           --------------------
under this Plan, the issuance and delivery of Shares, and the payment of money or other consideration allowable under Section 5.2(d) of this Plan or under Options awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Committee, the Board or the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Committee, the Board or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     7.12  Titles.  Titles are provided herein for convenience only and are not
           ------
to serve as a basis for interpretation or construction of this Plan.

     7.13  Governing Law.  This Plan and any agreements hereunder shall be
           --------------
administered, interpreted and enforced under the internal laws of the State of Georgia without regard to conflicts of laws provisions thereof.

     7.14  Conflicts with Company's Articles of Incorporation.  Notwithstanding
           --------------------------------------------------
any other provision of this Plan, no Optionee shall acquire or have any right to acquire any Shares, and shall not have other rights under this Plan, which are prohibited under the Company's Articles of Incorporation.

                 [Remainder of Page Intentionally Left Blank.]

     I hereby certify that the foregoing Plan was duly adopted by the Board on March 1, 2000.

     Executed on this ____ day of ____________, 2000.



                                 --------------------------------------
                                 Leo F. Wells, III, Chairman

     IN WITNESS WHEREOF, the parties below hereby evidence the approval of the foregoing Plan by their respective boards of directors as of the _____ day of __________, 2000.


                              WELLS REAL ESTATE INVESTMENT TRUST, INC.
                              A Maryland Corporation


                              By:
                                 ---------------------------------------
                                     Leo F. Wells, III, President


                              WELLS CAPITAL, INC.
                              A Georgia Corporation


                              By:
                                 ---------------------------------------
                                     Leo F. Wells, III, President


                              WELLS MANAGEMENT COMPANY, INC.
                              A Georgia Corporation


                              By:
                                 ---------------------------------------
                                     Leo F. Wells, III, President

                                  EXHIBIT "B"

                       INDEPENDENT DIRECTOR WARRANT PLAN
                                      OF
                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                                   ARTICLE I
                              PURPOSE OF THE PLAN

     The Board of Directors of Wells Real Estate Investment Trust, Inc. (the "Company") has determined that it is in the best interests of the Company to issue a Warrant to purchase one share of Common Stock for every 25 shares of Common Stock purchased in the future by each of the Independent Directors of the Company. The Company proposes to issue up to 500,000 shares of its Common Stock upon the exercise of Warrants issued pursuant to this Plan. Therefore, the Board, in order to provide for the above, has adopted this Plan on the date set forth herein.

                                   ARTICLE II
                               SCOPE OF THE PLAN

     2.1  Definitions.  Unless the context clearly indicates otherwise, the
          -----------
following terms have the meanings set forth below:

          a. "Affiliate" means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding, with power to vote, ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

          b. "Board" means the Board of Directors of the Company.

          c. "Common Stock" means the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

          d. "Exercise Price" means the exercise price of a Warrant as described in Section 2.6 of this Plan.

          e. "Expiration Date" shall be the earlier of (i) 5:00 p.m. Eastern Standard Time on the fifth anniversary of the date of Listing, (ii) the date of removal "for cause" of the Independent Director to whom the Warrant was issued as a director of the Company, or (iii) three months following the date the Independent Director to whom the Warrant was issued ceases to be a director of the Company for any reason, except for death or disability. An Independent Director is removed "for cause" upon his or her gross negligence or willful misconduct in the execution of his or her duties, or upon his or her conviction of, or entry of a plea of guilty or nolo contendere to, any felony or act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

          f. "Independent Director" means a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with Wells Capital, Inc. ("Wells Capital") or Wells Management Company, Inc. ("Wells Management") or any of their Affiliates by virtue of (i) ownership of an interest in Wells Capital or Wells Management or any of their Affiliates, (ii) employment by Wells Capital or Wells Management or any of their Affiliates,
(iii) service as an officer or director of Wells Capital or Well Management or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by Wells Capital or its Affiliates, or (vi) maintenance of a material business or professional relationship with Wells Capital or Wells Management or any of their Affiliates. An indirect relationship shall include circumstances in which a director's spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with Wells Capitals or Wells Management or any of their Affiliates. A business or a professional relationship is considered material if gross revenue derived by the director from Wells Capital or Wells Management or Affiliates thereof exceeds five percent (5%) of either the director's annual gross revenue during either of the last two years or the director's net worth determined on a fair market value basis.

          g. "Listing" means the listing of the Shares for trading on a nationally recognized securities exchange or quotation of the Shares on NASDAQ or an over-the-counter bulletin board.

          h. "Plan" means this Independent Director Warrant Plan as adopted by the Board as set forth herein and as amended from time to time.

          i. "Shares" means shares of Common Stock issuable under this Plan.

          j. "Warrant" means the right to purchase one Share under the terms and conditions set forth in this Plan.

     2.2  Issuance of Warrants.  There are hereby authorized 500,000 Warrants,
          --------------------
each of which shall be redeemable for one Share. The Company shall issue one Warrant for every 25 shares of Common Stock purchased by one of the Independent Directors, commencing upon the effective date of this Plan, and continuing until the earlier to occur of (i) the date of termination of this Plan by action of the Board or otherwise, or (ii) 5:00 p.m. Eastern Standard Time on the date of Listing.

     2.3  Form of Warrants.  The Company shall not issue any certificates
          ----------------
evidencing the Warrants. Instead, the Warrants shall be issued in book-entry form only on the books and records of the Company effective on the date the Independent Director purchased the shares of Common Stock which create the right to an issuance of a Warrant under this Plan. The Company shall maintain or cause to be maintained books for registration of ownership and transfer of ownership of the Warrants issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrants and the number of Warrants held. The Company may deem and treat the registered holder of a Warrant as the absolute owner thereof, for the purpose of any exercise of such Warrants and for all other purposes.

     2.4  Nontransferability of Warrants.  No Warrant awarded under this Plan
          ------------------------------
shall be transferable by an Independent Director otherwise than by will or, if the Independent Director dies intestate, by applicable laws of descent and distribution. All Warrants exercised during the Independent Director's lifetime shall be exercised only by the Independent Director or his legal representative. Any transfer contrary to this Section 2.4 will nullify and render void the Warrant. Notwithstanding any other provisions of this Plan, Warrants granted under this Plan shall continue to be exercisable in the case of death or disability of the Independent Director for a period of one year after the death or disabling event, provided that the death or disabling event occurs while the person is an Independent Director.

     2.5  Legend on Shares.  Each certificate for Shares (as hereinafter
          ----------------
defined), if issued, upon exercise of a Warrant, unless at the time of exercise such Shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend:

     "NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby no longer need be subject to such restrictions.

     Each certificate for Shares issued shall also bear any legends required by the Company's Articles of Incorporation and the transferability of the certificate and the Shares represented thereby shall be subject to the restrictions contained in the Company's Articles of Incorporation.

     2.6  Exercise, Exercise Price and Duration of Warrants.  Subject to the
          -------------------------------------------------
provisions of this Plan, the holder of a Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to that holder) one fully paid and non-assessable Share for each Warrant at an Exercise Price of $12.00 per share (subject to adjustment as provided in Section 2.8 hereof). A Share shall be issued upon the Company's receipt of a Form of Election to Exercise provided by the Company duly completed and executed, and payment of the Exercise Price in lawful money of the United States of America in cash or by cashiers' or certified check payable to the Company on any business day prior to the Expiration Date. The Warrants shall be so exercisable either as an entirety or from time to time in part at the election of the registered holder thereof. In the event that fewer than all Warrants are exercised at any time prior to the Expiration Date, the books and records of the Company shall continue to reflect the Warrants not so exercised.

     No payments or adjustments shall be made for any cash dividends, whether paid or declared, on Shares prior to exercise of a Warrant.

     No fractional Shares shall be issued upon exercise of a Warrant, but, in lieu thereof, there shall be paid to the registered holder of the Warrant or other person designated on the Form of Election to Exercise, as soon as practicable after date of exercise, an amount in cash equal to the fraction of the fair market value of a Share which is equal to the fraction of a Share otherwise issuable upon the exercise of such Warrant.

     Shares shall be deemed to have been issued, and any person so designated by the registered holder shall be deemed to have become the holder of record of a Share, as of the date of the exercise of the Warrant to which the Share relates and payment of the appropriate Exercise Price; provided, however, if the date of
                                               --------  -------
exercise of a Warrant shall occur within any period during which the transfer books for the Common Stock are closed for any purpose, such person shall not be deemed to have become a holder of record of a Share until the opening of business on the day of reopening said transfer books.

     Notwithstanding any other terms or provisions of this Plan to the contrary, no Warrant may be exercised if, in the opinion of the Company's counsel, such exercise would jeopardize the Company's status as a real estate investment trust under sections 856-860 of the Internal Revenue Code of 1986, as amended.

     2.7  Reservation of Shares.  The Company will at all times reserve and keep
          ---------------------
available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, through the close of business on the Expiration Date, the number of Shares deliverable upon the exercise of all outstanding Warrants.

     The Company covenants that all Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Plan, be fully paid and non-assessable.

     2.8  Adjustment of Exercise Price and Number of Shares Purchasable.  The
          -------------------------------------------------------------
Exercise Price and the number of Shares which may be purchased upon the exercise of each Warrant are subject to adjustment from time to time after the date hereof as hereinafter set forth. If the outstanding Shares are (i) increased or decreased, or (ii) changed into, or exchanged for, a different number or kind of Shares or securities of the Company, through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of Shares that may be issued pursuant to a Warrant. A corresponding adjustment to the consideration payable with respect to all Warrants granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Warrant not exercised but with a corresponding adjustment in the Exercise Price for each Share.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon sale of all or substantially all of the Company's property, the Plan shall terminate, and any outstanding Warrants shall terminate and be forfeited; provided, however, that holders of Warrants may exercise any Warrants that are
--------  -------
otherwise exercisable immediately prior to the effective date of the dissolution, liquidation, consolidation or merger.

     Notwithstanding the foregoing, the Board may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Warrants theretofore granted or the substitution by such corporation for such Warrants of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Warrants shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares in lieu of and in complete satisfaction of such Warrants.

     2.9  Amendment, Suspension and Termination of Plan.  The Board may suspend
          ---------------------------------------------
or terminate the Plan, or any portion thereof, at any time and may amend it from time to time in such respects as the Board may deem advisable in order that any Warrants thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Independent Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective without
         --------  -------
stockholder approval to the extent required by law, or any agreement or the rules of any stock exchange upon which Listing was obtained which shall: (a) except as provided in Section 2.8, materially increase the number of Shares which may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) materially increase the benefits accruing to Independent Directors under the Plan; or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall: (x) impair the rights of Independent Directors affected thereby; or (y) make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3 of the Exchange Act of 1934, as amended ("Rule 16b-3").

     2.10  Tax Withholding.  The Company shall have the power to withhold, or
           ---------------
require an Independent Director to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or Shares issuable under the Plan.

     2.11  Listing, Registration and Legal Compliance.  Each Warrant shall be
           ------------------------------------------
subject to the requirement that if at any time counsel to the Company shall determine that Listing or registration or qualification of any Shares or other property subject thereto upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise, with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the award of such Warrant or the issue, delivery or purchase of Shares or other property thereunder, no such Warrant may be exercised or paid in Shares or other property unless such Listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Company, and the holder of the award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such Listing, registration, qualification, consent, approval or other action. The Company may at any time impose any limitations upon the exercise, delivery or payment of any Warrant which, in the opinion of the Board, are necessary or desirable in order to cause the Plan or any other plan of the Company to comply with Rule 16b-3. If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Warrants may be exercised, the Board may, without the holders' consent, so reduce such period on not less than 15 days written notice to the holders thereof.


                                  ARTICLE III
                                 MISCELLANEOUS

     3.1  Notices to Warrant Holders.  Upon any adjustment to the Exercise Price
          --------------------------
pursuant to Section 2.8 hereof, the Company, within 30 calendar days thereafter, shall cause to be given to the registered holders of outstanding Warrants at their respective addresses appearing on the Warrant register written notice of the adjustments by first-class mail, postage prepaid.

     3.2  Supplements and Amendments.  The Company may from time to time
          --------------------------
supplement or amend this Plan without the consent or concurrence of or notice to any holders of Warrants in order to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to correct any defective provision, clerical omission, mistake or manifest error herein contained, or to make any other provision with respect to matters or questions arising under this Plan; provided, that such action shall not materially adversely affect the interests of the holders of the Warrants. Other amendments to this Plan may be approved by a vote of shareholders of the Company owning a majority of the outstanding Shares.

     3.3  Governing Law.  This Plan shall be deemed to be a contract made under
          -------------
the laws of the State of Georgia and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.

     3.4  Benefits of This Plan.  Nothing in this Plan shall be construed to
          ---------------------
give to any person or corporation other than the Company and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Plan. This Plan shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrants.

       Adopted by the Board on the ______ day of ______________, 2000.

                              ATTEST:


                              ---------------------------------------------
                              Leo F. Wells, III, Chairman